UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      NOVEMBER 10, 2004
                                                       -------------------------

                                    KSW, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-27290                                          11-3191686
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            37-16 23RD STREET
       LONG ISLAND CITY, NEW YORK                                 11101
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (718) 361-6500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On November 8, 2004, KSW, Inc. (the "Company"), KSW Mechanical Services, Inc., a wholly-owned subsidiary of the Company ("Mechanical") and Floyd Warkol, the Chairman and Chief Executive Officer of the Company ("Warkol"), entered into the Amendatory Employment Agreement (the "Amendment"), which amended the Employment Agreement, dated as of April 1, 2004, by and among the Company, Mechanical and Warkol (the "Employment Agreement"). The Employment Agreement was filed as Exhibit 10.1 to the Company's quarterly report on Form 10-Q, filed with the Securities and Exchange Commission on November 15, 2004.

           Under the terms of the Amendment, the Employment Agreement has been amended to change the date on which Warkol will commence working four days a week to October 1, 2004.

           The Amendment is filed herewith as Exhibit 10.1 and is incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)        Exhibits.

           10.1 Amendatory Employment Agreement, dated November 10, 2004, by and between the Company, Mechanical and Warkol.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      KSW, INC.

                                      By: /s/ Richard Lucas
                                          ------------------------------------
                                          Name: Richard Lucas
                                          Title: Chief Executive Financial



Date: November 16, 2004

                                  EXHIBIT INDEX

         EXHIBIT NO.                      DESCRIPTION
         -----------                      -----------

           10.1 Amendatory Employment Agreement, dated November 10, 2004, by and between the Company, Mechanical and Warkol